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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 28, 2004
                        (date of earliest event reported)

                            DARDEN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13666

                Florida                                   59-3305930
       (State or other jurisdiction                     (IRS Employer
            of incorporation)                         Identification No.)

                 5900 Lake Ellenor Drive, Orlando, Florida 32809
          (Address of principal executive offices, including zip code)

                                 (407) 245-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 - Other Events.

Darden Restaurants, Inc. issued a news release dated September 28, 2004, entitled "Darden Restaurants Announces Dividend and Additional Share Repurchase Authorization," a copy of which is furnished herewith as Exhibit 99 to this Current Report on Form 8-K.

At the Annual Meeting of Shareholders held on September 29, 2004, the shareholders of the Company took the following actions:

1. Elected twelve directors (Leonard L. Berry, Odie C. Donald, David H. Hughes, Joe R. Lee, Senator Connie Mack, III, Andrew H. Madsen, Clarence Otis, Jr., Michael D. Rose, Maria A. Sastre, Jack A. Smith, Blaine Sweatt, III, and Rita P. Wilson);

2. Approved the amended and restated Darden Restaurants, Inc. Employee Stock Purchase Plan; and

3. Approved the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 29, 2005.

Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits.

      The following exhibit is being furnished with this Current Report:

      Exhibit Number
      (by reference to
      Item 601 of
      Regulation S-K)       Description
      ---------------       -----------

      99 Press Release dated September 28, 2004, entitled "Darden Restaurants Announces Dividend and Additional Share Repurchase Authorization."


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DARDEN RESTAURANTS, INC.

                                              By: /s/ Paula J. Shives
                                                  ------------------------------
                                                  Paula J. Shives
                                                  Senior Vice President, General
                                                  Counsel and Secretary

Date: September 29, 2004


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                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibit
--------------          ----------------------

99 Press Release dated September 28, 2004, entitled "Darden Restaurants Announces Dividend and Additional Share Repurchase Authorization."


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